                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________
                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           March 19, 2001
                                                     ------------------------

                     NOVASTAR MORTGAGE FUNDING CORPORATION

             (Exact name of registrant as specified in its charter)


          Delaware                       333-50290-01           48-1195807
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(State or other jurisdiction       (Commission File Number)   (IRS Employer
       of incorporation)                                    Identification No.)


1901 West 47th Place, Suite 105, Westwood, KS               66205
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  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:       (913) 514-3200
                                                      --------------------------

                                     None
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1, by NovaStar Mortgage Funding Trust, Series 2001-1, as to be described in a related Prospectus Supplement, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired:  None
          -----------------------------------------

     (b)  Pro Forma Financial Information:  None
          -------------------------------

     (c)  Exhibits:
          --------

          99.1 First Union Securities Related Computational Materials (as defined in Item 5 above).

          99.2 Morgan Stanley Dean Witter Related Computational Materials (as defined in Item 5 above).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2001

                              NOVASTAR MORTGAGE FUNDING
                              CORPORATION,


                              By:    /s/ Kelly Meinders
                                   ---------------------------------
                                   Kelly Meinders
                                   Vice President

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